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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 9, 2000



                                 THE KROGER CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     An Ohio Corporation                 No. 1-303                   31-0345740
----------------------------         ----------------              -------------
(State or other jurisdiction         (Commission File              (IRS Employer
      of incorporation)                   Number)                      Number)


                                1014 Vine Street
                              Cincinnati, OH 45201
                    (Address of principal executive offices)

                 Registrant's telephone number: (513) 762-4000



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Item 5.   Other Events

          On March 9, 2000, the Company released its earnings for the fourth quarter of 2000 and for fiscal year
          2000. Attached hereto as Exhibit 99.1 is the text of that release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits:

                99.1 Earnings release for fourth quarter 2000 and fiscal year 2000.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            THE KROGER CO.



March 9, 2000                               By: (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                and General Counsel


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                                  EXHIBIT INDEX



Exhibit No.                                 Exhibit
-----------                                 -------

99.1              Earnings release for fourth quarter 2000 and fiscal year 2000.